                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                              ------------------



                                   FORM 8-K



                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       APRIL 30, 1996
                                                  ---------------------------


                      STECK-VAUGHN PUBLISHING CORPORATION
- - -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     DELAWARE                     0-21730                     33-0556929
- - ------------------             ------------               -------------------
 (State or Other               (Commission                  (IRS Employer
 Jurisdiction of               File Number)               Identification No.)
 Incorporation)


8701 NORTH MOPAC EXPRESSWAY, SUITE 200, AUSTIN, TEXAS          78759-8365
- - -----------------------------------------------------     -------------------
      (Address of Principal Executive Office)                  (Zip Code)


Registrant's telephone number, including area code:      (512) 343-8227
                                                    -------------------------


- - -----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





                                  Page 1 of 40
                        Exhibit Index Appears on Page 3



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective April 30, 1996, Steck-Vaughn Publishing Corporation (the "Registrant") acquired all of the outstanding capital stock of Edunetics Ltd., an Israeli corporation, pursuant to that certain Agreement dated February 29, 1996, between Registrant and Edunetics Ltd. Registrant purchased the capital stock of Edunetics Ltd., which consisted of 6,000,000 authorized, issued and outstanding shares of common stock, par value NIS 0.06, for aggregate consideration of Twelve Million Dollars ($12,000,000). Registrant used cash on hand and advances totalling $9,000,000 under its revolving bank credit agreement with NationsBank of Texas, N.A., to fund the purchase price for the capital stock of Edunetics Ltd.

         Prior to April 30, 1996, Edunetics Ltd.'s capital stock was traded publicly on the National Association of Securities Dealers, Inc. Automated Quotation System, and was held by a broad number of shareholders, which shareholders included The Israel Corporation, Ltd., an Israeli corporation ("TICL"). TICL held approximately 51.4% of the authorized, issued and outstanding shares of common stock of Edunetics Ltd. In accordance with applicable provisions of the Israel Companies Ordinance New Version 5743-1983, the shareholders of Edunetics Ltd. and a court of competent jurisdiction in Israel approved the acquisition by Registrant of all of the capital stock of Edunetics Ltd. There were no known material relationships between the former shareholders of Edunetics Ltd. and the Registrant or any of its affiliates, directors, officers or associates thereof; however, certain employees of Edunetics Ltd. and its subsidiaries, who now are employed by subsidiaries of Registrant, may have been shareholders in Edunetics Ltd.

         Edunetics Ltd. and its subsidiaries, through its principal operating locations in Herzliya, Israel, Arlington, Virginia and Plano, Texas, develop, market and support an extensive line of instructional software for teaching grades K-12 in the United States. Registrant intends to continue Edunetics Ltd.'s operations in developing, marketing and supporting instructional software.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. The following financial statements of Edunetics Ltd. are incorporated by reference to the Information Statement dated March 27, 1996, published by Edunetics Ltd. and distributed to its stockholders (a copy of the financial statements is attached hereto as Exhibit 20.1):

                                                                              Edunetics Ltd.
                                                                           Information Statement
         Item                                                                    Page No.
         ----                                                                    --------
         Auditors' Report                                                          F-1

         Consolidated Balance Sheets at December 31, 1995 and 1994                 F-2

         Consolidated Statements of Income for the Years
                 Ended December 31, 1995, 1994 and 1993                            F-4

         Consolidated Changes in Shareholders' Equity for
                 the Years Ended December 31, 1995, 1994 and 1993                  F-5

         Consolidated Statements of Cash Flows for the Years
                 Ended December 31, 1995, 1994 and 1993                            F-6

         Notes to Consolidated Financial Statements                                F-8

         (b) Pro Forma Financial Information. It is impracticable for Registrant to file the pro forma financial information required by Item 7(b) at this time. Such required pro forma financial information will be filed as soon as it is available as an amendment to this Current Report on Form 8-K, and in any event will be filed not later than 60 days after the date by which this Current Report must be filed.

         (c) Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                              Sequential
         Exhibit No.      Description                                                         Page Start
         -----------      -----------                                                         ----------
         10.1             Agreement between Registrant and Edunetics Ltd.                          *
                          dated February 29, 1996 (1)

         20.1             Consolidated Financial Statements of Edunetics Ltd. (2)                  5

- - -----------------------

 *    Previously filed

(1) Incorporated by reference to Exhibit 10.19 in Registrant's Form 10-K for the year ended December 31, 1995, filed with the Securities and Exchange Commission on March 25, 1996.

(2)   Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         STECK-VAUGHN PUBLISHING CORPORATION
                                         ------------------------------------
                                         (Registrant)


Date:  May 13, 1996                       By:  /s/   FLOYD D. ROGERS
                                             --------------------------------
                                                     Floyd D. Rogers
                                                     Vice President and Chief
                                                     Financial Officer





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